Offerings - Offering: 1	Oct. 29, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 10,285,347.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 894.83
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 502,270 Shares (approximately 3.00% of the net assets of the Fund as of September 30, 2026) based on a net asset value per Class Y Share, Class I Share and Class R Share as of the close of business on September 30, 2026 of $20.50, $20.43 and $20.15, respectively.